                                 MORGAN STANLEY
                         RUSSIA & NEW EUROPE FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                           William G. Morton, Jr.
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              Peter A. Nadosy
Frederick B. Whittemore                   DIRECTOR
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS   Michael F. Klein
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Harold J. Schaaff, Jr.
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
David B. Gill                             SECRETARY
DIRECTOR                                  James R. Rooney
Graham E. Jones                           TREASURER
DIRECTOR                                  Belinda A. Brady
John A. Levin                             ASSISTANT TREASURER
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                 MORGAN STANLEY
                              RUSSIA & NEW EUROPE
                                   FUND, INC.
                                   ----------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the period since commencement of operations on September 30, 1996 through December 31, 1996, the Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 4.18%. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $18.00 representing a 13.3% discount to the Fund's net asset value per share.

The Fund's diverse target investment region, not to mention the early stages of development of some of the markets within that region, has made the selection of a benchmark index difficult. Until a more appropriate benchmark is created, the Fund will be compared to a composite consisting of 50% of the Moscow Times 50 Index (dollar adjusted) and 50% of the MSCI Czech Republic, Hungary and Poland Indices (weighted by market capitalization). This composite benchmark delivered a return of 9.43% for the period from September 30, 1996 through December 31, 1996. The Fund is being invested at a rapid pace, but over the quarter its cash weighting has held back the return. As of December 31, 1996, the Fund held 59% of its assets in equities and 17% in debt securities from the region. A total of 76% of the Fund's assets are, therefore, invested in the target markets.

The Fund has maintained its original target country allocation of 70% Russia, 15% Poland, 7% Hungary, 5% Czech Republic and 3% other countries. Russia continues to be the market with the most potential for both short and long term growth. The Fund has focused on building investments in Russian companies which have a sustainable international competitive advantage or provide important local services. Natural resource companies such as Lukoil, Megionneftegas and Gazprom, electricity providers such as Mosenergo and Unified Energy Systems plus telephone operators such as St. Petersburg Telephone and Rostelecom have all been placed in the portfolio. Domestic demand in each of these industries will increase as the Russian economy starts to grow, as is expected in 1997. The Fund has avoided heavy industry and the financial sectors as many of these companies have yet to illustrate viability in the new Russian environment.

In the all important Russian political arena, the biggest event of the quarter was President Yeltsin's successful quintuple by-pass operation. The removal of the threat of an imminent election is important, in that it will allow the government to maintain necessary, but unpopular, economic measures, such as continued fiscal prudence and pursuit of tax-debtors. Also, there is no longer the urgent need to find a reformist successor to Yeltsin, and this has put a stop to much of the in-fighting that has been present in the government since the July elections. The firing of General Alexander Lebed will further help the government to adopt a uniform approach to policy.

On the economic front, Russia received recognition for its impressive achievements on October 8th when S&P awarded a BB- sovereign debt rating to the country. This rating is higher than both Brazil and Venezuela. Russia has now returned to the international bond markets with a Eurobond issue of over $1 billion. Macroeconomic performance continues to be steady with inflation for 1996 estimated at only 22%, and, as mentioned earlier, the likelihood of real economic growth in 1997 for the first time since the start of reforms.

The main area of economic difficulty for Russia is in the area of non-payments at all levels, by companies to the government in the form of taxes, by the government to firms and individuals for goods and employment and between firms themselves. Trade by barter, not by cash, is fast becoming the standard mechanism for doing business in Russia today. The government has started to take steps to tackle these problems with the formation of a special committee to enforce collection from those companies with the worst tax arrears, and by beginning to push firms and banks that are not viable into bankruptcy. These steps are naturally extremely unpopular, despite being vital for solving the payment problem. The fact that the government is prepared to take these difficult steps is very encouraging. This attitude, combined with the government's new found security, should lead to all important wide-scale tax reform in 1997.

Finally, the Russian equity market is also increasingly being seen as a practical investment opportunity. The tremendous successes of the recent ADR issues by Gazprom (5 times over-subscribed) and cellular phone operator, Vimpel-Com (12 times over-subscribed) highlight this fact. With more and more companies offering ADR's and the continued development of custody and settlement, the amount of capital both wishing to and able to access the Russian market will steadily expand.

The Fund continues to invest in Central and Eastern Europe, primarily in Poland and Hungary. While Poland's cheap, well-educated workforce and strategic location continue to drive the country's export-led growth, there are signs that domestic consumption will be the main force behind growth in the second half of this decade. Strong real wage growth, combined with increased consumer credit, has begun to fuel a consumption boom. The Fund has positioned itself to benefit from the increased spending power of 40 million Poles. Foreign strategic investors, mainly multinationals, also recognize the country's potential. Poland became the largest recipient of foreign direct investment (FDI) during 1996, attracting over $1 billion during the first half of 1996 alone. Hungary's currency stability, through its crawling exchange rate system, has meant that its main exporters have remained competitive and continue to display strong earnings growth. Meanwhile, GDP is beginning to recover from the austerity measures implemented during 1995. The Fund has invested in companies that can both export and have significant domestic market share.

Poland and Hungary are poised to take a major step in the development of their stock markets. During the next two years, both will grow steadily as a host of new and secondary offerings come to market. The Polish government plans to privatize scores of companies during 1997 using the stock exchange, and the market capitalization should grow from a mere 25% of GDP to 50% before the year 2000. Since the opening of the Warsaw Stock Exchange, the performance of its IPOs has been phenomenal, many have risen over 100% in less than 2 years, and the Fund plans to participate in future offerings if attractively priced. The Hungarian government plans to float its monopoly telephone company during mid-1997 in what should prove to be the largest public offering in the region's history. The broadening and deepening of Central European stock markets will attract new investors to the region, greatly increase liquidity and further the re-rating process as these countries strive for membership in the European Union. The combination of these factors illustrate that the countries throughout the region continue to make progress towards becoming modern, capitalist economies, and that the Fund is one of the easiest and most effective way for investors to benefit from this development.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]
Madhav Dhar
PORTFOLIO MANAGER

      [SIGNATURE]
Marianne L. Hay
PORTFOLIO MANAGER

    [SIGNATURE]
Michael Hewett
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

Morgan Stanley Russia & New Europe Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HISTORICAL
INFORMATION

                        TOTAL RETURN (%)
                   ---------------------------
                                    NET ASSET
                     MARKET         VALUE (2)
                   VALUE (1)        ----------
                   ----------       CUMULATIVE
                   CUMULATIVE       ----------
                   ----------
            SINCE
       INCEPTION*   -9.72%            4.18%

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

                               YEAR ENDED
                              DECEMBER 31,
                                 1996*
Net Asset Value Per Share           $ 20.77
Market Value Per Share               $18.00
Premium/(Discount)                   -13.3%
Income Dividends                      $0.07
Capital Gains Distributions              --
Fund Total Return (2)                 4.18%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

 * The Fund commenced operations on September 30, 1996.

Morgan Stanley Russia & New Europe Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            58.5%
Debt Instruments             16.6%
Short-Term Investments       24.9%

--------------------------------------------------------------------------------
SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                5.6%
Chemicals                              1.7%
Construction & Housing                 2.0%
Data Processing & Reproduction         2.4%
Energy Sources                        12.5%
Health & Personal Care                 1.1%
Multi-Industry                         1.5%
Retail - Major Dept. Store             1.5%
Telecommunications                     6.2%
Utilities-Electrical & Gas            21.5%
Other                                 44.0%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Russia                54.6%
Poland                12.3%
Hungary                4.0%
Bulgaria               3.2%
Croatia                1.8%
Czech Republic         1.0%
Other                 23.1%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*
                                          PERCENT OF
                                          NET ASSETS
                                          ----------
       1.  Russian Ministry of Finance      10.0%
       2.  Unified Energy System             8.2%
       3.  Lukoil Holdings                   6.8%
       4.  Moscow Energy                     6.7%
       5.  Gazprom ADR                       5.0%

                                          PERCENT OF
                                          NET ASSETS
                                          ----------

       6.  Rostelecom                        4.7%
       7.  Bank for Foreign Economic
           Affairs                           3.8%
       8.  Republic of Bulgaria Bonds        3.2%
       9.  Computerland Poland               2.4%
      10.  Tatneft ADR                       1.9%
                                             ---
                                            52.7%
                                             ---
                                             ---

--------------------------------------------------------------------------------

*   Excludes Short-Term Investments.

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
COMMON STOCKS (59.9%)
(Unless otherwise noted)
--------------------------------------------------
----------
CZECH REPUBLIC (1.0%)
FINANCE
  Resolution Investment Fund                        6,100   U.S.$      190
                                                            --------------
BANKING
  +PF IKS KB                                      132,497              823
                                                            --------------
                                                                     1,013
                                                            --------------
-----------------------------------------------------------------
-------------
CROATIA (1.8%)
BANKING
  +Zagrebacka Banka GDR                            90,500            1,844
                                                            --------------
-----------------------------------------------------------------
-------------
HUNGARY (4.0%)
CHEMICALS
  Pannonplast Rt.                                  47,325            1,741
                                                            --------------
ENERGY SOURCES
  MOL Magyar Rt. GDR                              100,000            1,265
                                                            --------------
HEALTH & PERSONAL CARE
  Richter Gedeon Rt. GDR                           20,100            1,171
                                                            --------------
                                                                     4,177
                                                            --------------
-----------------------------------------------------------------
-------------
POLAND (12.3%)
BANKING
  +Bank Ochrony Srodowiska                         24,001              243
  Bank Slaski                                      13,800            1,405
  BIG                                             975,000            1,360
  WBK                                              25,000              169
                                                            --------------
                                                                     3,177
                                                            --------------
BEVERAGES & TOBACCO
  Zywiec                                           15,000              696
                                                            --------------
CONSTRUCTION & HOUSING
  Polifarb Cieszyn                                222,000            1,231
  Polifarb Wroclaw                                150,000              847
                                                            --------------
                                                                     2,078
                                                            --------------
DATA PROCESSING & REPRODUCTION
  +Computerland Poland                            100,900            2,498
                                                            --------------
ENERGY EQUIPMENT & SERVICES
  Elektrobudowa                                    60,000            1,046
                                                            --------------

-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
FOOD & HOUSEHOLD PRODUCTS
  Farm Food                                        20,000   U.S.$      322
  Zaklady Przemyslu Cukierniczego
    Jutrzenka                                      21,000              407
                                                            --------------
                                                                       729
                                                            --------------
MULTI-INDUSTRY
  Elektrim Spolka Akcyjna                         170,000            1,542
                                                            --------------
WHOLESALE & INTERNATIONAL TRADE
  ROLIMPEX                                        123,451              960
                                                            --------------
                                                                    12,726
                                                            --------------
-----------------------------------------------------------------
-------------
RUSSIA (40.8%)
ENERGY SOURCES
  +Lukoil Holdings                                630,000            7,119
  +Megionneftegas                                 150,000              480
  +Noyabrskneftegaz                               150,000              941
  +Purneftegaz                                    485,000            1,261
  +Tatneft ADR                                     41,200            1,936
                                                            --------------
                                                                    11,737
                                                            --------------
METALS -- STEEL
  +Seversky Tube Works                            200,000              250
  +Seversky Tube Works ADR                         10,000              125
                                                            --------------
                                                                       375
                                                            --------------
RETAIL
  +Trade House TSUM                             4,000,000            1,562
                                                            --------------
TELECOMMUNICATIONS
  +Nizhny Novgorod Telephone                      200,000              440
  +Rostelecom                                   2,005,000            4,852
  +St. Petersburg Telephone Network             1,100,000            1,177
                                                            --------------
                                                                     6,469
                                                            --------------
UTILITIES
  +Gazprom ADR                                    300,000            5,175
  +Irkutskenergo                                4,000,000              530
  +Lenenergo                                    3,000,000            1,133
  +Moscow Energy                                6,800,000            6,936
  Unified Energy System                        93,800,000            8,536
                                                            --------------
                                                                    22,310
                                                            --------------
                                                                    42,453
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL COMMON STOCKS
  (Cost U.S. $59,000)                                               62,213
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                     FACE
                                                   AMOUNT       VALUE
                                                    (000)       (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (17.0%)
---------------------------------------------------------
------------
BULGARIA (3.2%)
FOREIGN GOVERNMENT BONDS
  +++Republic of Bulgaria Discount Bond
  'A' 'Euro'6.6875%, 7/28/24              U.S.$     4,500   U.S.$    2,557
  *Republic of Bulgaria Front Loaded
  Interest Reduction Bond 'A' 'Euro'
  2.25%, 7/28/12                                    2,000              769
                                                            --------------
                                                                     3,326
                                                            --------------
-----------------------------------------------------------------
-------------
RUSSIA (13.8%)
BONDS
  Ministry of Finance Tranche IV 3.00%,
    5/14/03                                         6,000            3,671
  #Ministry of Finance Tranche VI GDR
    3.00%, 5/14/06 (144A)                          14,000            6,720
                                                            --------------
                                                                    10,391
                                                            --------------
LOAN AGREEMENT
  ##++Bank for Foreign Economic Affairs             5,000            3,991
                                                            --------------
                                                                    14,382
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S. $17,441)                                               17,708
                                                            --------------
-----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (25.5%)
---------------------------------------------------------
------------
UNITED STATES (25.5%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.95%, dated
   12/31/96, due 1/2/97, to be
   repurchased at U.S. $26,535,
   collateralized by U.S. $25,925 United
   States Treasury Notes 6.625%, due
   7/31/01, valued at U.S. $26,526
  (Cost U.S. $26,526)                              26,526           26,526
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (102.4%)
  (Cost U.S. $102,967)                                             106,447
                                                            --------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (0.6%)
  Interest Receivable                                 529
  Deferred Organization Costs                          76
  Other Assets                                          3              608
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
LIABILITIES (-3.0%)
Payable for:
  Investments Purchased                            (2,103)
  Dividends Declared                                 (325)
  Bank Overdraft                                     (274)
  Custodian Fees                                     (265)
  Professional Fees                                   (63)
  Investment Advisory Fees                            (19)
  Administrative Fees                                 (13)
  Directors' Fees and Expenses                         (6)
Other Liabilities                                     (42)          (3,110)
                                          ---------------   --------------

-----------------------------------------------------------------
-------------

                                                                AMOUNT
                                                                (000)
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 5,005,000 issued and outstanding U.S.
    $0.01 par value shares (500,000,000 shares
    authorized)                                             U.S.$  103,945
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S.$    20.77
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
  Common Stock                                              U.S.$       50
  Capital Surplus                                                  100,050
  Distributions in Excess of Net
    Investment Income                                                  (10)
  Accumulated Net Realized Gain                                        375
  Unrealized Appreciation on Investments and Foreign
    Currency Translations                                            3,480
-----------------------------------------------------------------
-------------
TOTAL NET ASSETS                                            U.S.$  103,945
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

   + -- Non-income producing.

  ++ -- Non-income producing -- In default.

 +++ -- Variable/floating rate security - rate disclosed is as of December 31, 1996.

  # -- 144A Security -- certain conditions for public sale may exist.

 ## -- Under restructuring at December 31, 1996 -- See Note A-6 to financial statements.

   * -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1996. Maturity date disclosed is the ultimate maturity.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

December 31, 1996 exchange rate -- Czech Koruna (CZK)
27.204 = U.S.$1.00

-----------------------------------------------------------------
-------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of a forward foreign currency exchange contract open at
    December 31, 1996, the Fund is obligated to deliver U.S. dollars in exchange for foreign currency as indicated below:

  CURRENCY                    IN                      NET
     TO                    EXCHANGE               UNREALIZED
  DELIVER     SETTLEMENT     FOR        VALUE      GAIN/LOSS
   (000)         DATE       (000)       (000)        (000)
------------  ----------  ----------  ----------  -----------
  U.S. $42      1/9/97    CZK 1,138    U.S.$42      U.S.$--

    The accompanying notes are an integral part of the financial statements.

                                                                           PERIOD FROM
                                                                          SEPTEMBER 30,
                                                                              1996*
                                                                         TO DECEMBER 31,
                                                                              1996
STATEMENT OF OPERATIONS                                                       (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest..........................................................    U.S.$  1,135
-----------------------------------------------------------------------------------------
      Total Income....................................................           1,135
-----------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees..........................................             400
    Custodian Fees....................................................             266
    Professional Fees.................................................              75
    Administrative Fees...............................................              40
    Shareholder Reporting Expenses....................................              39
    Directors' Fees and Expenses......................................               9
    Other Expenses....................................................              13
-----------------------------------------------------------------------------------------
      Total Expenses..................................................             842
-----------------------------------------------------------------------------------------
          Net Investment Income.......................................             293
-----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold........................................             420
    Foreign Currency Transactions.....................................             (23)
-----------------------------------------------------------------------------------------
          Net Realized Gain...........................................             397
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.......................................           3,480
-----------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation............................................           3,877
-----------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    U.S.$  4,170
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

                                                                           PERIOD FROM
                                                                          SEPTEMBER 30,
                                                                              1996*
                                                                         TO DECEMBER 31,
                                                                              1996
STATEMENT OF CHANGES IN NET ASSETS                                            (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income.............................................    U.S.$    293
    Net Realized Gain.................................................             397
    Change in Unrealized Appreciation/Depreciation....................           3,480
-----------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations..............           4,170
-----------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.............................................            (325)
-----------------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issued through Initial Public Offering (5,005,000
     Shares)..........................................................         100,100
-----------------------------------------------------------------------------------------
    Total Increase....................................................         103,945
Net Assets:
    Beginning of Period...............................................              --
-----------------------------------------------------------------------------------------
    End of Period (including distribution in excess of net investment
     income of $10)...................................................    U.S.$103,945
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

*Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                    PERIOD FROM
                                                                                   SEPTEMBER 30,
                                                                                       1996*
                                                                                  TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                                                    1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................     U.S.$ 20.00
-------------------------------------------------------------------------------------------------
Net Investment Income...........................................................            0.06
Net Realized and Unrealized Gain on Investments.................................            0.78
-------------------------------------------------------------------------------------------------
    Total from Investment Operations............................................            0.84
-------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.......................................................           (0.07)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................     U.S.$ 20.77
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...........................................     U.S.$ 18.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value................................................................           (9.72)%
    Net Asset Value (1).........................................................            4.18%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...........................................    U.S.$103,945
-------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.........................................            3.30%**
Ratio of Net Investment Income to Average Net Assets............................            1.15%**
Portfolio Turnover Rate.........................................................               2%
Average Commission Rate (2).....................................................     U.S.$0.0456
-------------------------------------------------------------------------------------------------
 *Commencement of operations
 **Annualized
(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2)For  the year ended  December 31, 1996,  the average commission  rate paid on  trades on which commissions were charged was 0.59% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The  Morgan  Stanley  Russia  &  New  Europe  Fund,  Inc.  (the  "Fund") was
incorporated on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY   VALUATION:        In    valuing   the    Fund's    assets,    all
    listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers.
    All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES:       It    is   the    Fund's    intention   to    qualify    as    a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
   Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5.  FORWARD FOREIGN CURRENCY EXCHANGE
CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6.  LOAN AGREEMENTS:  The Fund may invest in fixed
    and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower of the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as global custodian for the Fund's assets.

D. For the period ended December 31, 1996, the Fund made purchases and sales totaling approximately $77,265,000 and $1,454,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. These were no purchases or sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $102,967,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $3,480,000, of which $4,328,000 related to appreciated securities and $848,000 related to depreciated securities. For the period ended December 31, 1996, the Fund expects to defer to January 1, 1997, for U.S. Federal income tax purposes, post-October currency losses of $11,000.

E. A significant portion of the Fund's assets consist of securities of issues located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight.

F. In connection with its organization, the Fund incurred $80,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five-year period beginning September 30, 1996, the date the Fund commenced operations.

G. The Fund entered into an Agreement with a number of underwriters (the "Underwriters") including Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the initial public offering of its shares and issued 5,005,000 shares on September 30, 1996. In connection with the initial offering of the Fund's shares, the Adviser has agreed to pay the related offering costs totaling approximately $420,000. In addition, the Adviser agreed to pay the underwriters of the offering a commission equal to 4% of the initial public offering price per share, other than for shares acquired for accounts managed by the Adviser.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan.

I. During December 1996, the board declared a distribution of $0.065 per share, derived from net investment income, payable on January 9, 1997, to shareholders of record on December 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Russia & New Europe Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley Russia & New Europe Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10005
                            1-800-278-4353